UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 11, 2010
Date of Report (Date of earliest event reported)

CALECO PHARMA CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-51261	20-1147435
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

59 East Mall Road
Building 4, Suite 201
Long Valley, NJ	07853
(Address of principal executive offices)	(Zip Code)

(360) 306-1133
Registrant's telephone number, including area code

103 East Holly Street, #410
National Bank Building
Bellingham, WA 98225
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Entry into Management Consultant Agreement

On June 11, 2010, Caleco Pharma Corp. (the “Company”) entered into a management consultant agreement (the “Management Consultant Agreement”) with Luc Vanhal. Under the terms of the Management Consultant Agreement: (i) the Company issued 300,000 shares of its common stock to Mr. Vanhal in consideration of Mr. Vanhal providing the Company with one (1) year of consulting services as Chief Financial Officer; (ii) Mr. Vanhal is entitled to reimbursement for reasonable travel and promotional expenses and other specific expenses with prior authorization; and (iii) the agreement may be terminated be either party upon 30 days notice or no notice in the event of default.

The shares were issued pursuant to Rule 506 of Regulation D. Mr. Vanhal represented that he is an accredited investor as defined in Regulation D

The above summary is qualified in its entirety by reference to the full text of the Management Consultant Agreement, a copy of which is filed as exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Third Extension to Lab Facilities and Services Agreement

On June 11, 2010, the Company and Natac agreed to amend the terms of the Lab Facilities and Services Agreement dated for reference February 18, 2010, as amended on March 19, 2010 and April 26, 2010, (the “Lab Facilities and Services Agreement”) between the Company and Natac.

Under the terms of the amendment agreement (the “Third Amendment Agreement to the Lab Facilities and Services Agreement”) dated for reference May 19, 2010, the Lab Facilities and Services Agreement was amended as follows:

(a)	the closing date of the Lab Facilities and Services Agreement was further extended from May 19, 2010 to September 10, 2010;

(b)	the due date of the promissory note issued to Natac in the amount of 130,000 Euros (of which 11,625 Euros has been paid on May 6, 2010) to September 10, 2010.

(c)	each quarterly payment to Natac under the Lab Facilities and Services Agreement was extended by an additional four months as a result of the extension of the closing date; and

(d)	the term of the Lab Facilities and Services Agreement was extended to September 30, 2013.

The above summary is qualified in its entirety by reference to the full text of the Third Amendment to the Lab Facilities and Services Agreement, a copy of which is filed as exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS WITH CERTAIN OFFICERS;

On June 11, 2010, John Boschert resigned as the Chief Financial Officer of the Company. There were no disagreements between Mr. Boschert and the Company regarding any matters relating to its operations, policies or practices. Also on June 11, 2010, the Company appointed Luc Vanhal as its Chief Financial Officer in place of Mr. Boschert. The terms of Mr. Vanhal’s appointment are set out in a management consultant agreement between the Company and Mr. Vanhal. See “Entry into Management Consultant Agreement” under “Item 1.01 Entry into a Definitive Material Agreement” above.

Since February 2010, Mr. Vanhal has served as Chief Financial Officer and Chief Operating Officer of VehSmart Inc., a private company in the automotive industry. Mr. Vanhal served as a director of CyberDefender Corporation, a public company in the identify protection industry, from December 2009 to February 2010. Mr. Vanhal served as Chief Operating Officer and Chief Financial Officer of Guthy-Renker Inc., a private company active in the direct marketing of a wide variety of consumer products, from July, 2005 to February 2010. From 2002 to 2008, Mr. Vanhal served as a director of Viewsonic Inc., a maker of visual display products. Mr. Vanhal served as Chief Operating Officer and Chief Financial Officer for Belkin Corporation, a privately held technology consumer products company, from August 2004 to July 2005. Mr. Vanhal holds a B.A. and an M.B.A. from the University of Leuven, Belgium.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit Number	Description of Exhibit

10.1	Lab Facilities and Service Agreement dated for reference February 18, 2010 between the Company and Natac Biotech S.L.(1)

10.2	Amendment Agreement to Lab Facilities and Services Agreement dated March 19, 2010 between the Company and Natac Biotech, S.L. (2)

10.3	Second Amendment Agreement to Lab Facilities and Services Agreement dated for reference April 19, 2010 between the Company and Natac Biotech, S.L. (3)

10.4	Management Consulting Agreement dated June 11, 2010 between the Company and Luc Vanhal

10.5	Third Amendment Agreement to Lab Facilities and Services Agreement dated for reference May 19, 2010 between the Company and Natac Biotech, S.L.

(1) Filed as an exhibit to our Current Report on Form 8-K filed on February 22, 2010.
(2) Filed as an exhibit to our Current Report on Form 8-K filed on March 25, 2010.
(3) Filed as an exhibit to our Current Report on Form 8-K filed on April 27, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALECO PHARMA CORP.
Date: June 11, 2010
	By:	/s. John Boschert

JOHN BOSCHERT
Chief Executive Officer, President,
Secretary and Treasurer